UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 443-1860

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1 933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of the Company held on November 1, 2019, our stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 24, 2019 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

1. Our stockholders elected the following individuals to serve on our board of directors until the annual meeting of stockholders to be held in 2020. The tabulation of votes with respect to the election of such directors was as follows:

		AUTHORITY	BROKER
	FOR	WITHELD	NON-VOTE
Herbert Conrad	65,319,095	4,724,278	50,786,138

Patrick LePore	65,985,743	4,057,630	50,786,138

Jerome D. Jabbour	65,811,593	4,231,780	50,786,138

Eric Ende	65,752,247	4,291,126	50,786,138

James Scibetta	65,950,037	4,093,336	50,786,138

Adam Stern	66,011,297	4,032,076	50,786,138

Matthew Wikler	65,992,597	4,050,776	50,786,138

2. Our stockholders approved the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
120,123,889	6324,918	707,04	—

3. Our stockholders approved the amendment to our Certificate of Incorporation to increase the maximum number of authorized shares of the Company’s common stock, from 250,000,000 authorized shares to 500,000,000 authorized shares. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
112,169,630	8,104,943	554,938	—

The foregoing description of the amendment to our Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the text of the amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
3.1	Certificate of Amendment dated November 1, 2019 to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: November 1, 2019	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer